UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2013

ANACOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34973	25-1854385
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 27, 2013, Anacor Pharmaceuticals, Inc. (Anacor) entered into a settlement agreement with Valeant Pharmaceuticals International, Inc. (Valeant) and Dow Pharmaceutical Sciences, Inc. (DPS) (the Settlement Agreement) related to all outstanding litigation, including its arbitration with Valeant, successor in interest to Dow and its ongoing dispute with Medicis Pharmaceutical Corporation (Medicis), which was acquired by Valeant in December 2012.

On October 17, 2013, Anacor announced that the arbitrator appointed to resolve its dispute with Valeant related to DPS issued an Interim Final Award in favor of Anacor, awarding Anacor $100 million in damages as well as all costs of the arbitration and reasonable attorney’s fees.

Pursuant to the Settlement Agreement, Anacor and Valeant agreed that Valeant would pay Anacor $142.5 million to settle all existing and future claims as well as the damages awarded in that arbitration as well as resolve its dispute with Medicis and all other disputes between Anacor, Valeant and DPS related to Anacor’s intellectual property, confidential information and contractual rights.  Valeant has agreed to make payment to Anacor no later than November 8, 2013.

The foregoing is only a summary description of the terms of the Settlement Agreement, does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement that will be filed as an exhibit to Anacor’s Annual Report on Form 10-K for the year ending December 31, 2013.

A copy of the press release announcing the Settlement Agreement is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As part of the Settlement Agreement, the ongoing arbitration between Anacor and Medicis, a wholly-owned subsidiary of Valeant, as well as the related litigation in Delaware Chancery Court between the parties, will be dismissed.  The parties have further agreed to terminate the Research and Development Option and License Agreement, between Anacor and Medicis, dated February 9, 2011.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

Exhibit Number	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Settlement Agreement With Valeant Pharmaceuticals,” dated October 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2013	ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Geoffrey M. Parker
Geoffrey M. Parker
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Settlement Agreement With Valeant Pharmaceuticals,” dated October 28, 2013